UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K/A

                         CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                        February 10, 2005
           Date of Report (Date of earliest event reported)

                     Certified Services, Inc.
          (Exact name of Registrant as specified in charter)

	Nevada                 0-31527	               88-0444079
(State or other jurisdiction  (Commission File     (IRS. Employer
       of incorporation)        Number)         Identification No)


5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida 33309
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (954)677-0202

Item 4.01    Changes In Registrant's Certifying Accountant.

On February 16, 2005, the Company reported a change in Certifying accountant. Attached as Exhibit 16.1 is the response letter from Rosengerg Rich Baker Berman & Company received by the Company on February 28, 2005.


Item 7(c) Exhibits

EXHIBITS

        Item No.     Description

16.1  Letter  dated  February  28,  2005  from Rosenberg Rich Baker
      Berman & Company


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2005

                                      CERTIFIED SERVICES, INC.

                                      By: /s/ Danny L. Pixler
                                         -----------------------
                                      Name: Danny L. Pixler
                                      Title:    President

Exhibit 16.1


                         Rosenberg Rich
                         Baker   Berman
                           & Company
                  A Professional Association of
                  Certified Public Accountants
     380 Foothill Road PO Box 6483 Bridgewater, NJ 08807-0483
               Phone: 908-231-1100 Fax 908-231-6894
           Website: www.rrbb.com   Email: info@ rrbb.com


                                                  February 25, 2005
U.S. Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549

Gentlemen:

On February 12, 2005, Rosenberg Rich Baker Berman & Company (the "Firm") received a draft copy of a Form 8-K to be filed by Certified Services, Inc. (the "Company) reporting the change in the Company's independent certified public accounting firm in accordance with the requirements of Item 4.01 - Changes in Registrant's Certifying Public Accountant of Form 8-K.

The Firm has no disagreements with the statements made in the draft Form 8-K, Item 4.01 disclosures provided by the Company, except that the Firm believes there is a reportable event as described in
Item 304 (a)(1)(v), subsection C, of Regulation S-K as follows:

  In October of 2004, our Firm advised the Company that it would be necessary to expand significantly in the scope of our audit. Specifically, the Company was advised that it would be necessary to audit, at a minimum, the books and records of Midwest Merger Management, LLC ("Midwest") as they might relate to a certain Risk Allocation Agreement between Midwest and the Company. Due to our resignation, we did not so expand the scope of our audit. Had we done so, such auditing procedures may have had a material impact on the fairness or reliability of previously issued audit and review reports.
  Further, as a result of an ongoing investigation being conducted by the SEC, certain matters may come to our attention that might lead us to believe that it might be appropriate to restate previously issued financial statements of the Company. Due to our resignation, we did not conduct such further investigation.

U.S. Securities and Exxchange Commission
February 25, 2005
Page 2

Our reports on the December 31, 2003 and 2002 financial statements, respectively, did not contain an adverse opinon nor were they qualified or modified as to audit scope, accounting principles or uncertainty.

                                 Very truly yours,
                                 /s/ Frank S. LaForgia
				---------------------------
				Frank S. LaForgia, CPA
				Member of the Firm

FSL:mvn


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